UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2011

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of the Company was held on May 10, 2011. The votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 – The stockholders elected each of the ten nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	For	Against	Abstain	Broker Non-Vote
Linda G. Alvarado	462,417,961	8,102,905	1,360,251	111,209,331

George W. Buckley	453,552,684	16,789,206	1,539,227	111,209,331

Vance D. Coffman	457,088,112	13,371,977	1,421,028	111,209,331

Michael L. Eskew	466,390,309	4,044,490	1,446,318	111,209,331

W. James Farrell	465,762,070	4,662,839	1,456,208	111,209,331

Herbert L. Henkel	462,305,427	8,068,395	1,507,295	111,209,331

Edward W. Liddy	454,608,473	15,815,686	1,456,958	111,209,331

Robert S. Morrison	457,484,305	13,035,195	1,361,617	111,209,331

Aulana L. Peters	400,251,502	70,257,128	1,372,487	111,209,331

Robert J. Ulrich	457,271,071	13,215,081	1,394,965	111,209,331

Proposal No. 2 – The stockholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2011.

For	575,722,792

Against	6,056,567

Abstain	1,311,089

Broker Non-Vote	N/A

Proposal No. 3 – The stockholders adopted the non-binding resolution approving the compensation of the Company’s Named Executive Officers as described in the Company’s 2011 Proxy Statement.

For	438,369,358

Against	31,134,625

Abstain	2,377,134

Broker Non-Vote	111,209,331

Proposal No. 4 – The stockholders cast non-binding votes to determine the frequency (whether annual, biennial or triennial) with which the stockholders shall be entitled to have a future advisory vote on the executive compensation of the Company.  A plurality of stockholders favored an annual advisory vote on the Company’s executive compensation. Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

1 Year	400,119,930

2 Years	4,134,223

3 Years	65,415,100

Abstain	2,211,864

Broker Non-Vote	111,209,331

Proposal No. 5 – The stockholders did not approve the stockholder proposal regarding political contributions*.

For	149,120,896

Against	267,241,036

Abstain	55,519,185

Broker Non-Vote	111,209,331

Proposal No. 6 – The stockholders did not approve the stockholder proposal raised from the floor of the Annual Meeting requesting a review of the Company’s role on the Board of the U.S. Chamber of Commerce*.

For	5,065

Against	471,876,052

Abstain	0

Broker Non-Vote	111,209,331

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 10, 2011